EXHIBIT 99.1

Allied Gaming & Entertainment Announces Second Quarter 2024 Financial Results

New York, NY (August 19, 2024) – Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE) (the “Company” or “AGAE”), a global experiential entertainment company, today announced financial results for the second quarter ended June 30, 2024.

“These are exciting times at Allied Gaming & Entertainment as our business is very well positioned with a number of growth catalysts in the near future,” stated Yinghua Chen, Chief Executive Officer of AGAE. "We are particularly bullish on our most recent announcement, the formation of the World Mahjong Tour, which will utilize the highly successful and sustainable business model of World Poker Tour to bring Mahjong to enthusiasts around the world. We look forward to our opening season, with the champion being crowned at our HyperX Arena in the spring of 2025."

Second Quarter 2024 Financial Results
Revenues: Total revenues of $2.6 million were up 11% from $2.4 million in the prior quarter, but decreased 19% compared to $3.3 million in the second quarter of 2023. The year-over-year decrease was primarily attributable to a $2.0 million decline in multi-platform revenues from our branded content production arm, offset by $1.7 million in current period casual mobile gaming revenues following the Company’s strategic investment in Z-Tech in the fourth quarter of 2023.

Costs and expenses: Total costs and expenses were $7.9 million, an increase of 70% compared to the second quarter of 2023. The year-over-year increase was primarily attributable to a $3.0 million increase in general and administrative expenses primarily driven by legal and other costs incurred in response to legal actions by an activist shareholder.

Net loss for the second quarter of 2024 was $3.9 million compared to a net loss of $0.7 million in the prior year period.

Furthermore, adjusted EBITDA loss was $1.4 million for the second quarter of 2024 compared to a loss of $1.7 million in the prior quarter and a loss of $1.1 million in the second quarter of 2023. A reconciliation of the GAAP-basis net income (loss) to adjusted EBITDA is provided in the table at the end of this press release.

Balance Sheet
As of June 30, 2024, the Company had a cash and short-term investments position of $95.2 million, including $5.0 million of restricted cash, compared to $78.6 million at December 31, 2023. At June 30, 2024, the Company had a working capital position of $61.8 million compared to $66.4 million at December 31, 2023. As of June 30, 2024, the Company had approximately 38.2 million shares of outstanding common stock.

Operational Update
HyperX Arena hosted 65 event days in the second quarter of 2024, with 25 proprietary event days and 40 third-party event days. Third-party events were highlighted by WPT Choctaw Championship, WPT Seminole Hard Rock Poker Showdown final table, Mobile Legends Bang Bang 2024 NACT Spring Grand Finale, 2024 Licensing International Excellence Awards, and the Sonic Boombox Unofficial LVL Up Afterparty.

Corporate Developments
Subsequent to the end of the quarter, AGAE announced the launch of the World Mahjong Tour (“WMT”), a series of events that will bring the game of Mahjong to a global stage. The first WMT Premier event finale is set to take place in the spring of 2025 at HyperX Arena in Las Vegas. In addition to the tournament series, WMT will introduce proprietary mobile games, Mahjong-themed content production, and a comprehensive membership services model.

Second Quarter 2024 Conference Call
The Company will host a conference call today at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss its second quarter 2024 financial results. Participants may join the conference call by dialing 1-800-225-9448 (United States) or 1-203-518-9708 (international) and providing the conference ID “Allied”.

A live webcast of the conference call will also be available on Allied Gaming & Entertainment’s Investor Relations site at ir.alliedgaming.gg. Additionally, financial information presented on the call will be available on Allied Gaming & Entertainment’s Investor Relations site. For those unable to participate in the conference call, a telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 p.m. Eastern Time on Monday, September 2, 2024, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and using the replay passcode: 11156478.

About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers and concertgoers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.

Non-GAAP Financial Measures
As a supplement to our financial measures presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company presents certain non-GAAP measures of financial performance. These non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or as more important than, the financial information prepared and presented in accordance with GAAP. In addition, these non-GAAP measures have limitations in that they do not reflect all of the items associated with the company’s results of operations as determined in accordance with GAAP.  Non-GAAP financial measures are not an alternative to the Company’s GAAP financial results and may not be calculated in the same manner as similar measures presented by other companies.

The Company provides net income (loss) and earnings (loss) per share in accordance with GAAP. In addition, the Company provides EBITDA (defined as GAAP net income (loss) from continuing operations before interest (income) expense, income taxes, depreciation, and amortization). The Company defines “Adjusted EBITDA” as EBITDA excluding certain non-cash and non-recurring charges, such as stock-based compensation, business acquisition transaction costs and impairment expense.

In the future, the Company may also consider whether other items should also be excluded in calculating the non-GAAP financial measures used by the Company. Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure the Company’s financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and help investors to better understand the operating results of the Company by excluding certain items that may not be indicative of the Company’s core business, operating results, or future outlook. Additionally, we consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends. Internally, management uses these non-GAAP financial measures, along with others, in assessing the Company’s operating results, measuring compliance with any applicable requirements of the Company’s debt financing agreements in place at such time, as well as in planning and forecasting.

The Company’s non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and our non-GAAP definitions of the “EBITDA” and “Adjusted EBITDA” do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but include or exclude different items, which may not provide investors a comparable view of the Company’s performance in relation to other companies.

Management compensates for the limitations resulting from the exclusion of these items by considering the impact of the items separately and by considering the Company’s GAAP, as well as non-GAAP, financial results and outlook, and by presenting the most comparable GAAP measures directly ahead of non-GAAP measures, and by providing a reconciliation that indicates and describes the adjustments made.

Forward Looking Statements
This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,”

“believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Important factors, among others, that may affect actual results or outcomes include: risks associated with the future direction or governance of the Company; our ability to execute on our strategic and business plans; the substantial uncertainties inherent in the acceptance of existing and future products and services; the ability to retain key personnel; current and potential litigation and related legal expenses; general economic and market conditions impacting demand for our services; our inability to enter into one or more future acquisition or strategic transactions; and our ability, or a decision not to pursue strategic options for the esports business. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AGAE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business and results is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2024, as amended by the Form 10-K/A filed with the SEC on April 29, 2024, as well as subsequent reports we file with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC.

# # #
Investor Contact:
Tyler Drew
Addo Investor Relations
agae@addo.com
310-829-5400

Allied Gaming & Entertainment, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2024	2023
	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$33,303,635	$16,320,583
Short-term investments	54,800,000	56,500,000
Interest receivable	2,095,405	792,223
Accounts receivable	377,589	529,369
Deposits, current portion	3,700,000	3,700,000
Prepaid expenses and other current assets	457,645	498,886
Total Current Assets	94,734,274	78,341,061
Restricted cash	5,000,000	5,000,000
Property and equipment, net	3,378,118	3,834,193
Digital assets	49,300	49,300
Intangible assets, net	5,801,239	6,254,731
Deposits, non-current portion	376,678	392,668
Operating lease right-of-use asset	4,944,215	5,415,678
Goodwill	12,413,826	12,729,056
Total Assets	$126,697,650	$112,016,687
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$1,138,571	$371,830
Accrued expenses and other current liabilities	857,175	763,512
Deferred revenue	350,265	103,748
Operating lease liability, current portion	1,545,350	1,482,977
Loans payable	29,076,365	9,230,168
Total Current Liabilities	32,967,726	11,952,235

Operating lease liability, non-current portion	4,816,517	5,560,251
Deferred tax liability	1,069,014	1,096,160
Total Liabilities	38,853,257	18,608,646
Commitments and Contingencies (Note 9)
Stockholders' Equity
Preferred stock, $0.0001 par value, 1,000,000 shares authorized,
none issued and outstanding	-	-
Series A Preferred stock, $0.0001 par value, 50,000 shares designated,
none issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000,000 shares authorized,
40,465,097 and 39,085,470 shares issued at June 30, 2024 and
December 31, 2023, and 38,185,313 and 36,805,686 shares outstanding at
June 30, 2024 and December 31, 2023, respectively	4,047	3,909
Additional paid in capital	199,266,718	198,677,132
Accumulated deficit	(119,173,397)	(113,671,029)
Accumulated other comprehensive income	257,222	433,565
Treasury stock, at cost, 2,279,784 shares at June 30, 2024
and December 31, 2023	(2,693,653)	(2,693,653)
Total Allied Gaming & Entertainment Inc. Stockholders' Equity	77,660,937	82,749,924
Non-controlling interest	10,183,456	10,658,117
Total Stockholders' Equity	87,844,393	93,408,041
Total Liabilities and Stockholders' Equity	$126,697,650	$112,016,687

The accompanying notes are an integral part of these condensed consolidated financial statements.

Allied Gaming & Entertainment, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Revenues:
In-person	$917,362	$1,267,773	$2,172,560	$2,461,103
Multiplatform content	52	2,000,322	111	2,000,424
Casual mobile gaming	1,722,454	-	2,846,258	-
Total Revenues	2,639,868	3,268,095	5,018,929	4,461,527
Costs and Expenses:
In-person (exclusive of depreciation and amortization)	502,203	643,831	1,138,166	1,316,053
Multiplatform content (exclusive of depreciation and amortization)	-	1,517,311	-	1,517,707
Casual mobile gaming (exclusive of depreciation and amortization)	1,561,165	-	2,498,070	-
Research and development expenses	173,533	-	368,744	-
Selling and marketing expenses	54,361	66,941	108,049	121,539
General and administrative expenses	5,236,160	2,223,025	8,091,482	4,766,372
Depreciation and amortization	402,698	212,218	780,168	790,778
Total Costs and Expenses	7,930,120	4,663,326	12,984,679	8,512,449
Loss From Operations	(5,290,252)	(1,395,231)	(7,965,750)	(4,050,922)
Other Income (Expense):
Other income (expense), net	14,399	(11,113)	1,241	16,342
Gain realized on foreign currency transactions	351,434	-	351,434	-
Interest income, net	1,041,468	715,126	1,900,673	1,449,575
Net Loss	(3,882,951)	(691,218)	(5,712,402)	(2,585,005)
Less: net loss attributable to non-controlling interest	(79,693)	-	(210,034)	-
Net Loss Attributable to Common Stockholders	$(3,803,258)	$(691,218)	$(5,502,368)	$(2,585,005)

Net Loss per Common Share
Basic and Diluted	$(0.09)	$(0.02)	$(0.13)	$(0.07)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	43,212,071	37,199,100	41,034,900	37,559,922

The accompanying notes are an integral part of these condensed consolidated financial statements.

Allied Gaming & Entertainment, Inc. and Subsidiaries
Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles (“GAAP”) or as an alternative to net cash provided by operating activities as a measure of AGAE’s profitability or liquidity. AGAE’s management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period and against AGAE’s peers without regard to AGAE’s financing methods, hedging positions or capital structure and because it highlights trends in AGAE’s business that may not otherwise be apparent when relying solely on GAAP measures. AGAE presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA AGAE presents may not be comparable to similarly titled measures of other companies. AGAE defines EBITDA as earnings before interest, income taxes, depreciation and amortization of intangibles. AGAE defines Adjusted EBITDA as EBITDA excluding stock-based compensation and non-recurring, infrequent or unusual items.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, AGAE’s most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$(3,882,951)	$(691,218)	$(5,712,402)	$(2,585,005)
Interest income, net	(1,041,468)	(715,126)	(1,900,673)	(1,449,575)
Depreciation and amortization	402,698	212,218	780,168	790,778
EBITDA	(4,521,721)	(1,194,126)	(6,832,907)	(3,243,802)
Non-recurring legal fees	2,938,034	-	3,138,034	-
Stock compensation	202,308	66,856	673,908	71,982
Adjusted EBITDA	$(1,381,379)	$(1,127,270)	$(3,020,965)	$(3,171,820)

Note: the non-recurring legal fees relate to a shareholder complaint filed in the Court of Chancery of the State of Delaware on March 7, 2024